UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2008

Item 1. Report to Stockholders.

Counterpoint Select Fund

Annual Report

For the Year Ended
June 30, 2008

Counterpoint Select Fund

Counterpoint Select Fund (CPFSX)

Review and Outlook:
For the Year Ended June 30, 2008

Dear fellow investors and friends:

Performance for the Counterpoint Select Fund’s fiscal year ending June 30, 2008 was -18.52% versus -13.12% for the S&P 500.

Our 2nd Quarter 2008 Commentary entitled “Of storms, perfect storms and perfect storms of perfect storms…” details our  current economic and market forecast. It is available at our website at www.thecounterpointfunds.com).

It was a difficult  year for the stock market and the Fund. Although our outlook has been cautious, our holdings have not been immune to the downturn.

In our opinion, we are both in a significant consumer recession and a bear market, regardless of what the pundits and government statistics may say.

A bear market creates an environment of expanding opportunity for long-term investors. Although we remain cautious on the markets and are maintaining a substantial position in cash, our shopping list of high quality franchise businesses for sale at bargain prices is increasing.  We believe that in a few years, these businesses should be worth substantially more.

Counterpoint Select Fund Performance
As of June 30, 2008
				Annualized
				Since Inception
	Quarter	YTD	1Year	(11/30/06)
Counterpoint Select Fund	-6.59%	-14.53%	-18.52%	-7.96%
S&P 500 Index	-2.73%	-11.91%	-13.12%	-3.69%

Net Expense Ratio:*	1.10% (with Expense Cap)
Gross Expense Ratio:	2.82% (w/o Expense Cap)

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-866-544-2737. The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

*
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Net Annual Operating Expenses for shares of the Fund to 1.10%. The contract’s term is indefinite and may be terminated only by the Board of Directors. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Counterpoint Select Fund

In the mean time, there is likely more challenge in store for the U.S. economy as the impact of slower sales, tighter credit, and higher costs work their way through the chain of cause and effect in the economy. Stability in housing and in the credit markets is a requisite for a recovery.

When the recovery does come, it will likely be anemic and drawn out.

Despite our caution, our specific holdings have underperformed the market as a group. For the most part, this has been a function of the kinds of companies we like to own. Our focus is to find babies that have been thrown out with the bathwater, and so we often invest in areas that are out of favor and, conversely, tend to avoid areas that are in favor.  In the past year, investors have tended to shun companies in out-of-favor sectors like financials and consumer discretionary, regardless of the fundamentals of the specific businesses in the sector. Conversely, investors have tended to crowd into sectors that are in-favor such as basic materials, agriculture and energy. These trends often go to extremes and can be uncomfortable if you are betting against the trend, but they should eventually reverse. Because the fund is concentrated and tends to hold larger positions in fewer companies, the performance of our individual holdings also has a much greater impact on the performance of the portfolio.

And so, while we are disappointed with the Fund’s performance, we really like the companies in the portfolio and are pleased with how they are performing as businesses.  In our opinion, they are some of the best companies in the world, are well positioned for the future and are building fundamental value even if their stock price does not reflect it at this time.  We believe they offer substantial potential for appreciation over the next few years.

Portfolio Commentary:

At year-end, the Counterpoint Select Fund contained 16 core holdings comprising 69.1% of the portfolio, including two inverse Exchange Traded Funds (“ETFs”) with a goal of providing a hedge on the overall market. The balance of the portfolio was primarily invested in cash.

We continue to invest in what we think are businesses with outstanding franchises and business models. In general, we are focusing on leading companies with very strong balance sheets that are geared towards global growth and away from the domestic consumer.  Conversely, we have been de-emphasizing companies with excessive exposure to credit and consumer discretionary spending.

We also believe that in tough times, the strong get stronger and so we want to continue to emphasize opportunity takers and makers over those stocks working through problems, even if tantalizingly cheap.

Counterpoint Select Fund

Due to the volatile market conditions and concentrated number of holdings in the portfolio, the portfolio turnover was substantially higher than last year, at 221%.  We believe that current market conditions, where the markets are both volatile and range bound, warrant a higher level of trading and turnover.

We recently added Sotheby’s to our portfolio and said goodbye to United Healthcare and the remainder of our American Express position.

Sotheby’s is a wonderful franchise with a great business model. The auction business is essentially a duopoly with Sotheby’s and Christies controlling the majority of the market. Sotheby’s stock has declined from the low $60 range last fall to the mid $20 range during the quarter when we started to build our position. The fear about the company is that they will be affected by the slowdown in consumer spending. This may be true to a small extent, but we believe not to the extent reflected in the company’s valuation.

Sotheby’s caters to the world’s most affluent consumers and they have been expanding their businesses to cater to wealthy Russians, Asians and Middle Easterners who have amassed large amounts of wealth and are now spending money to acquire its trappings. Their loyal client base of wealthy Americans, Europeans and other citizens of the world are holding in as well.  At 12 times our estimate for 2008 earnings, we think the stock is cheap and the company should be a good addition to our own collection.

United Healthcare has been the classic value trap and one of our biggest mistakes over the past year. The stock declined by more than half from its highs last fall. Although United looks incredibly cheap, the company faces headwinds of rising medical costs and claims and strong pricing pressure from the government. We would rather invest in a business that has greater control over its destiny.

We sold out of the rest of our American Express position in April. We still admire the company and business greatly, but expect credit default rates to escalate. This is not an average downturn. The stock has declined substantially since we sold it.

Our biggest loser over the last six months, but our favorite holding is the NASDAQ/OMX Group. The stock has declined by almost 50% since its peak last December on worries about declining volumes in a bear market, as well as increased competition. Although this is likely true, Nasdaq/OMX now has other drivers of growth and profitability. Because of their merger with OMX, they now have a global exchange platform that is the technology and low cost leader. Their acquisition of the Philadelphia and Boston stock exchanges gives them entry into the options business which is much higher margin than cash equities. Finally, they should benefit from significant cost savings as they complete the

Counterpoint Select Fund

integration of these new businesses. We have added to our position and think the shares offer a very attractive opportunity for return on investment over time.

Google has traded in a wide range in the past year, reaching a peak of over $700 last Fall before falling to the low $400 range in March and then moving higher into the end of June. Meanwhile, the company continues to dominate the search business and the ongoing soap opera between Microsoft and Yahoo only works to Google’s advantage. They have a highly differentiated and profitable franchise, their competitive position is getting stronger, and the number of users around the world is growing.  At 20 times our estimates for 2008 earnings, we think the stock is very attractively valued.

Among our financial holdings, we have invested in three companies over the past year – Berkshire Hathaway, Goldman Sachs and The Blackstone Group – that we define as “opportunity takers;” businesses that we think stand to potentially benefit from the current economic and financial turmoil. We think they combine brains and bucks, having the human capital and available cash to move quickly and buy good assets on the cheap.  We subsequently sold out of our Blackstone position on valuation but continue to hold Goldman and Berkshire.  Goldman continues to thrive while others around falter.  Berkshire Hathaway has a war chest of cash on the balance sheet, a long-term time horizon, and is in a unique position to sit and wait for distressed assets as well as good companies selling at good prices to come along.

We continue to like our four technology holdings, Cisco Systems, EMC Corporation, Intel, and Microsoft, despite unimpressive stock performance. We think these technology companies are well positioned for any economic environment. Global demand for technology is only increasing as the broadband internet technology reaches new users around the globe, requiring data processing, transmission and storage. All of these companies have substantial competitive advantages, strong balance sheets bursting with cash, and sell for very reasonable valuation levels.

Finally, we ended the year with two inverse ETFs that together provide a partial effective short position on the broad stock market.  They helped to mitigate some of the downside during the latest quarter. We do not believe that the market has bottomed yet and significant risks remain. For the time being, we would prefer to err on the side of caution. Our money is invested in the Fund alongside your own.

As always, we continue to invest with a very focused, if slightly unconventional approach: seek good companies with strong franchises that offer good value relative to their potential; concentrate our capital in relatively few of these investments so that we can focus our efforts to make our insights count.

Counterpoint Select Fund

On behalf of everyone at Jurika, Mills & Keifer we want to thank you for your ongoing trust and your investment with us.  As always we welcome your questions and comments. They may be directed to contact@jmkpartners.com.

Jurika, Mills & Keifer, LLC
June 30, 2008

Important Disclosures

Opinions expressed are those of Jurika, Mills & Keifer, LLC and are subject to change, are not guaranteed and are not recommendations to buy or sell any security.

The Counterpoint Select Funds’ investment objectives, risks, charges, expenses should be considered carefully before making any investment. The Fund’s prospectus contains this and other important information about the investment company and may be obtained by calling 866-544-2737 or from the Fund’s website at www.thecounterpointfunds.com. Please read it carefully before investing.

Mutual fund investing involves risk; principal loss is possible. The Fund may concentrate its assets in fewer holdings, which may expose it to increased individual stock volatility. The Fund may invest in smaller companies that involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund may invest in foreign securities which involve greater volatility and political and economic and currency risks and differences in accounting methods. The Fund may also use options and futures contracts that have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P 500 Index is an index 500 large capitalization companies selected by Standard & Poor’s Corporation. One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete listing of Fund holdings.

The Counterpoint Select Fund is distributed by Quasar Distributors, LLC. (8/08)

Counterpoint Select Fund

SECTOR ALLOCATION at June 30, 2008 (Unaudited)

Sector Allocation	Percent of Net Assets

Money Market Fund	33.7%
Information Technology	18.0%
Investment Company	15.4%
Financials	11.0%
Health Care	9.0%
Industrials	7.4%
Consumer Discretionary	5.5%
Materials	3.7%
Liabilities in Excess of Other Assets	(3.7)%
Net Assets	100.0%

EXPENSE EXAMPLE For the Six Months Ended June 30, 2008 (Unaudited)

As a shareholder of the Counterpoint Select Fund (the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/08 - 6/30/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a  redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited

Counterpoint Select Fund

EXPENSE EXAMPLE For the Six Months Ended June 30, 2008 (Unaudited) (Continued)

to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/08	6/30/08	1/1/08 – 6/30/08*
Actual	$1,000	$ 856	$5.08
Hypothetical (5% return
before expenses)	$1,000	$1,019	$5.52

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Counterpoint Select Fund
Value of $10,000 vs S&P 500 Index

Average Annual Total Returns
Year Ended June 30, 2008
		Since Inception
	1 Year	(11/30/2006)
Counterpoint Select Fund	(18.52)%	(7.96)%
S&P 500 Index	(13.12)%	(3.69)%

This chart illustrates the performance of a hypothetical $10,000 investment made on November 30, 2006 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling (866) 544-2737.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. One cannot invest directly in an index.

Counterpoint Select Fund

SCHEDULE OF INVESTMENTS at June 30, 2008

Shares		Value

COMMON STOCKS: 54.4%

Capital Markets: 2.7%
1,200	Goldman Sachs
	Group, Inc.	$209,880
Commercial Services
& Supplies: 3.4%
10,000	Sotheby’s	263,700

Communications Equipment: 3.5%
12,000	Cisco
	Systems, Inc. (a)	279,120

Computers & Peripherals: 2.8%
15,000	EMC Corp. (a)	220,350

Diversified Financial Services: 3.2%
9,500	NASDAQ Stock
	Market, Inc. (a)	252,225

Industrial Conglomerates: 4.1%
12,000	General Electric Co.	320,280

Insurance: 5.1%
100	Berkshire
	Hathaway, Inc. (a)	401,200

Internet Software & Services: 2.7%
400	Google, Inc. (a)	210,568

Media: 2.6%
6,500	Walt Disney Co.	202,800

Metals & Mining: 3.7%
2,500	Freeport-McMoRan
	Copper & Gold, Inc.	292,975

Multiline Retail: 2.7%
4,500	Target Corp.	209,205

Pharmaceuticals: 9.0%
5,500	Johnson & Johnson	353,870
20,000	Pfizer, Inc.	349,400
		703,270
Semiconductor &
Semiconductor Equipment: 4.0%
14,500	Intel Corp.	311,460

Software: 4.9%
14,000	Microsoft Corp.	385,140

TOTAL COMMON STOCKS
(Cost $4,549,745)		4,262,173

INVESTMENT COMPANIES: 15.4%
7,400	UltraShort QQQ
	ProShares	331,742
13,100	UltraShort S&P 500
	ProShares	873,377
		1,205,119
TOTAL INVESTMENT COMPANIES
(Cost $1,131,900)		1,205,119

Contracts (100 shares per contract)

CALL OPTION PURCHASED: 0.2%

Household Durables: 0.2%
200	Tempur Pedic
	International, Inc.
	Expiration: July, 2008,
	Exercise Price: $7.50	15,500

TOTAL CALL OPTION PURCHASED
(Cost $30,640)		15,500

Shares

SHORT-TERM INVESTMENT: 33.7%

Money Market Fund: 33.7%
2,639,175	Fidelity Government
	Portfolio - Institutional	2,639,175

TOTAL SHORT-TERM INVESTMENT
(Cost $2,639,175)		2,639,175

TOTAL INVESTMENTS
IN SECURITIES: 103.7%
(Cost $8,351,460)		8,121,967
Liabilities in Excess
of Other Assets: (3.7)%		(288,216)
TOTAL NET ASSETS: 100.00%		$7,833,751

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2008

ASSETS
Investments in securities, at value
(cost $8,351,460) (Note 2)	$8,121,967
Receivables:
Investments sold	324,323
Dividends and interest	8,239
Due from advisor	4,819
Prepaid expenses	12,095
Total assets	8,471,443

LIABILITIES
Payables:
Investment securities purchased	596,085
Administration fees	5,095
Custody fees	1,260
Fund accounting fees	5,172
Transfer agent fees	4,790
Chief compliance officer fees	1,400
Other accrued expenses	23,890
Total liabilities	637,692

NET ASSETS	$7,833,751

Net asset value, offering price and redemption price per share
($7,833,751/905,129 shares outstanding; unlimited number
of shares authorized without par value)	$8.65

COMPONENTS OF NET ASSETS
Paid-in capital	$9,311,484
Undistributed net investment income	31,108
Accumulated net realized loss on investments and options	(1,279,348)
Net unrealized depreciation on investments	(214,353)
Net unrealized depreciation on options	(15,140)
Net assets	$7,833,751

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

STATEMENT OF OPERATIONS For the Year Ended June 30, 2008

INVESTMENT INCOME
Dividends (net of $108 foreign withholding tax)	$98,204
Interest	49,691
Total investment income	147,895

EXPENSES (NOTE 3)
Investment advisory fees	79,711
Administration fees	30,082
Fund accounting fees	26,482
Transfer agent fees	21,179
Audit fees	18,200
Legal fees	12,669
Registration fees	11,232
Reports to shareholders	8,068
Custody fees	8,026
Trustee fees	6,811
Chief compliance officer fees	5,600
Miscellaneous expenses	4,722
Insurance expense	502
Total expenses	233,284
Less: fees waived	(140,987)
Net expenses	92,297
Net investment income	55,598

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND OPTIONS
Net realized loss on investments	(713,623)
Net realized loss on options	(500,631)
Change in net unrealized depreciation on investments	(592,755)
Change in net unrealized depreciation on options	(9,392)
Net realized and unrealized loss on investments	(1,816,401)
Net decrease in net assets
resulting from operations	$(1,760,803)

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	June 30, 2008	June 30, 2007*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$55,598	$15,521
Net realized gain (loss) on investments	(713,623)	15,602
Net realized loss on options	(500,631)	(17,122)
Change in net unrealized appreciation
(depreciation) on investments	(592,755)	378,402
Change in net unrealized
depreciation on options	(9,392)	(5,748)
Net increase (decrease) in net assets
resulting from operations	(1,760,803)	386,655

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(39,441)	(561)
From net realized gain on investments	(63,583)	—
Total distributions	(103,024)	(561)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares (a) (b)	3,217,033	6,094,451
Total increase in net assets	1,353,206	6,480,545

NET ASSETS
Beginning of year/period	6,480,545	—
End of year/period	$7,833,751	$6,480,545
Undistributed net investment income	$31,108	$14,960

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	June 30, 2008		June 30, 2007*
	Shares	Value	Shares	Value
Shares sold	463,787	$4,754,217	603,232	$6,093,890
Shares issued in
reinvestment of distributions	8,890	91,121	56	561
Shares redeemed (b)	(170,836)	(1,628,305)	—	—
Net increase	301,841	$3,217,033	603,288	$6,094,451

(b)	Net of redemption fees of $8,201 and $0 respectively.

*	Fund commenced operations on November 30, 2006.

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period

	Year Ended	Period Ended
	June 30, 2008	June 30, 2007*
Net asset value, beginning of year/period	$10.74	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.06	0.04
Net realized and unrealized
gain (loss) on investments	(2.04)	0.72
Total from investment operations	(1.98)	0.76

LESS DISTRIBUTIONS
From net investment income	(0.05)	(0.02)
From net realized gain	(0.07)	—
Paid-in capital from
redemption fees (Note 2)	0.01	—
Net asset value, end of year/period	$8.65	$10.74
Total return	(18.52)%	7.64	%^

RATIO/SUPPLEMENTAL DATA
Net assets, end of year/period (millions)	$7.8	$6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived
and expenses absorbed	2.78%	5.50	%+
After fees waived
and expenses absorbed	1.10%	1.10	%+

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS
Before fees waived
and expenses absorbed	(1.02)%	(3.67	)%+
After fees waived
and expenses absorbed	0.66%	0.73	%+

Portfolio turnover rate	221%	8	%^

*	Fund commenced operations on November 30, 2006.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2008

NOTE 1 – ORGANIZATION

Counterpoint Select Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on November 30, 2006.

The investment objective of the Fund is to seek long-term capital appreciation by investing in a limited number of companies that the advisor believes to be undervalued relative to their inherent quality and potential.  The Fund seeks to achieve its objective primarily by making equity investments in a limited number of mid- to large-capitalization U.S. public companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Options on securities shall be valued at the mean between the most recent quoted bid and asked quotations.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2008 (Continued)

the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At of June 30, 2008, the Funds did not hold fair valued securities.

B.
Federal Income Taxes.  The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended June 30, 2008, the Fund deferred to July 1, 2009, post-October capital losses of $1,244,223.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2008 (Continued)

E.
Options Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2008 (Continued)

The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America required that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2008, the Fund decreased accumulated net realized loss on investments by $9, and decreased undistributed net investment income by $9.

J.
New Accounting Pronouncements.  Effective July 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48(“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken of future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax  positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and Massachusetts.  Tax years include the tax years ended June 30, 2007 and 2008.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2008 (Continued)

resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Jurika, Mills & Keifer, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the year ended June 30, 2008 the Fund incurred $79,711 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.10% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended June 30, 2008 the Advisor waived $140,987 in fees for the Fund.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2008 (Continued)

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At June 30, 2008, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $235,318.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2010	$ 94,331
June 30, 2011	$140,987

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Minimum	$30,000
$0 to $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the year ended June 30, 2008 the Fund incurred $30,082 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended June 30, 2008, the Fund was allocated $5,600 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2008 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2008, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $16,973,645 and $15,581,574 respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2008.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2008 and the period ended June 30, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income*	$103,024	$561
Long-term capital gain	—	—
	$103,024	$561

As of June 30, 2008, the components of the distributable earning on a tax basis were as follows:

Cost of investments	$8,386,585
Gross tax unrealized appreciation	251,822
Gross tax unrealized depreciation	(516,440)
Net tax unrealized appreciation	$(264,618)
Undistributed ordinary income	31,108
Undistributed long-term capital gain	—
Total distributable earnings	$31,108
Other accumulated losses	(1,244,223)
Total accumulated earnings	$(1,477,733)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

*	Short-term capital gains are considered ordinary income for tax purposes.

Counterpoint Select Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Counterpoint Select Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Counterpoint Select Fund, a series of Professionally Managed Portfolios, as of June 30, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period November 30, 2006 (commencement of operations) through June 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Counterpoint Select Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period November 30, 2006 through June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2008

Counterpoint Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Address	with the	of Time	During Past	Overseen	Directorships
and Age	Trust(1)	Served	Five Years	by Trustees	Held
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Executive
Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
ValueLine, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term	Consultant; formerly,		Foundation;
2020 E. Financial Way		Since	Chief Executive		The University
Suite 100		May 1991.	Officer Rockefeller		of Virginia
Glendora, CA 91741			Trust Co., (prior		Law School
			thereto Senior Vice		Foundation.
President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Counterpoint Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Address	with the	of Time	During Past	Overseen	Directorships
and Age	Trust(1)	Served	Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder,
National Investor
Data Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Trustee,
(born 1950)		Term	July 2001; formerly,		Managers
2020 E. Financial Way		Since	Executive Vice		Funds; Trustee,
Suite 100		May 1991.	President, Investment		Managers
Glendora, CA 91741			Company		AMG Funds.
Administration, LLC
(“ICA”) (mutual
fund administrator).

Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term Since	President,	Applicable.	Applicable.
2020 E. Financial Way		August	U.S. Bancorp
Suite 100		2002.	Fund Services,
Glendora, CA 91741	Chief	Indefinite	LLC, since
	Compliance	Term; Since	July 2001.
	Officer	September
	Anti-Money	2004.
	Laundering	Indefinite
	Officer	Term; Since
December
2005.

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	Not	Not
(born 1973)		Term;	Officer, U.S.	Applicable.	Applicable.
615 East Michigan St.		Since	Bancorp Fund
Milwaukee, WI 53202		August	Services, LLC,
		2002.	since April 2006;
Vice President, U.S.
Bancorp Fund
Services, LLC since
1997; formerly,
Chief Financial
Officer, Quasar
Distributors, LLC
(2000-2003).

Counterpoint Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Address	with the	of Time	During Past	Overseen	Directorships
and Age	Trust(1)	Served	Five Years	by Trustees	Held
Elaine E. Richards	Secretary	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
2020 E. Financial Way		Since	Compliance
Suite 100		February	Officer, U.S.
Glendora, CA 91741		2008.	Bancorp Fund
Services, LLC,
since July 2007;
formerly, Vice
President and
Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007),
formerly, Vice
President and Legal
Compliance Officer,
U.S. Bancorp Fund
Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Counterpoint Select Fund

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2008, certain dividends paid by the Counterpoint Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Counterpoint Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2008 was 100%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 544-2737. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling (866) 544-2737 after August 31, 2008. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov after August 31, 2008.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 544-2737.  Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

Advisor
JURIKA, MILLS & KEIFER, LLC
2101 Webster Street, Suite 1550
Oakland, California  94612

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Counterpoint Select
Symbol – CPFSX
CUSIP – 742935364

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2008	FYE 6/30/2007
Audit Fees	$16,000	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2008	FYE 6/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2008	FYE 6/30/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/ Robert M. Slotky
Robert M. Slotky, President

Date     September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Robert M. Slotky
Robert M. Slotky, President

Date     September 4, 2008

By (Signature and Title)*      /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date     August 26, 2008

* Print the name and title of each signing officer under his or her signature.